EXHIBIT 21

List of Subsidiaries

ABC Network & Collaborative Health Systems Joint Venture, LLC, an Arizona LLC
Absolute Total Care, Inc, a South Carolina corporation
AcariaHealth Pharmacy #11, Inc, a Texas corporation
AcariaHealth Pharmacy #12, Inc, a New York corporation
AcariaHealth Pharmacy #13, Inc, a California corporation
AcariaHealth Pharmacy #14, Inc, a California corporation
AcariaHealth Pharmacy #26, Inc, a Delaware corporation
AcariaHealth Pharmacy, Inc, a California corporation
AcariaHealth Solutions, Inc., a Delaware corporation
AcariaHealth, Inc., a Delaware corporation
Access Medical Acquisition, LLC, a Delaware LLC
Access Medical Group of Florida City, LLC, a Florida LLC
Access Medical Group of Hialeah, LLC, a Florida LLC
Access Medical Group of Kendall, LLC, a Florida LLC
Access Medical Group of Lakeland, LLC, a Florida LLC
Access Medical Group of Lauderdale Lakes, LLC, a Florida LLC
Access Medical Group of Margate, LLC, a Florida LLC
Access Medical Group of Miami, LLC, a Florida LLC
Access Medical Group of North Miami Beach, LLC, a Florida LLC
Access Medical Group of Opa-Locka, LLC, a Florida LLC
Access Medical Group of Pembroke Pines, LLC, a Florida LLC
Access Medical Group of Perrine, LLC, a Florida LLC
Access Medical Group of Riverview, LLC, a Florida LLC
Access Medical Group of Tampa II, LLC, a Florida LLC
Access Medical Group of Tampa III, LLC, a Florida LLC
Access Medical Group of Tampa, LLC, a Florida LLC
Access Medical Group of Westchester, LLC, a Florida LLC
Accountable Care Coalition Direct Contracting, LLC, a Florida LLC
Accountable Care Coalition of Community Health Centers II, LLC, a Texas LLC
Accountable Care Coalition of Elite Providers II, LLC, a Delaware LLC
Accountable Care Coalition of Elite Providers, III, LLC, a Delaware LLC
Accountable Care Coalition of Elite Providers IV, LLC, a Delaware LLC
Accountable Care Coalition of Elite Providers IX, LLC, an Illinois LLC
Accountable Care Coalition of Elite Providers LLC, a Hawaii LLC
Accountable Care Coalition of Elite Providers VII, LLC, an Arizona LLC
Accountable Care Coalition of Elite Providers VIII, LLC, an Illinois LLC
Accountable Care Coalition of Elite Providers X, LLC, an Illinois LLC
Accountable Care Coalition of Elite Providers XI, LLC, an Illinois LLC
Accountable Care Coalition of Georgia, LLC, a Georgia LLC
Accountable Care Coalition of Maryland, LLC, a Maryland LLC
Accountable Care Coalition of Northeast Georgia, LLC, a Georgia LLC
Accountable Care Coalition of Northeast Partners, LLC, a Pennsylvania LLC
Accountable Care Coalition of Northwest Florida, LLC, a Florida LLC
Accountable Care Coalition of Prime Health, LLC, an Oregon LLC
Accountable Care Coalition of Quality Health II, LLC, a Delaware LLC
Accountable Care Coalition of Quality Health III, LLC, a Delaware LLC

Accountable Care Coalition of Quality Health, LLC, an Oregon LLC
Accountable Care Coalition of Southeast Partners, LLC, a Georgia LLC
Accountable Care Coalition of Southeast Physician Partners, LLC, a South Carolina LLC
Accountable Care Coalition of Southeast Texas, Inc., a Texas corporation
Accountable Care Coalition of Southeast Wisconsin, LLC, a Wisconsin LLC
Accountable Care Coalition of Tennessee, LLC, a Tennessee LLC
Accountable Care Coalition of Texas, Inc., a Texas corporation
Agate Resources, Inc., an Oregon corporation
Ambetter of Magnolia, Inc, a Mississippi corporation
Ambetter of North Carolina, Inc., a North Carolina corporation
Ambetter of Peach State Inc., a Georgia corporation
American Progressive Life and Health Insurance Company of New York, a New York corporation
America's 1st Choice California Holdings, LLC, a Florida corporation
Apixio, Inc, a Delaware corporation
Arizona Biodyne, Inc., an Arizona corporation
Arkansas Health & Wellness Health Plan, Inc., an Arkansas corporation
Arkansas Total Care Holding Company, LLC, a Delaware LLC
Arkansas Total Care, Inc., an Arkansas corporation
Armed Forces Services Corporation, a Virginia corporation
AT Learning Limited, an English and Welsh private company
AT Medics Holdings LLP, an English and Welsh LLP
AT Medics Limited, an English and Welsh private company
AT Technology (Private) Limited, a Pakistan private company
AT Technology Services Limited, an English and Welsh private company
Aurelia Health, LLC, an Arizona corporation
Bankers Reserve Life Insurance Company of Wisconsin, a Wisconsin corporation
Bishopswood SPV Limited, an English and Welsh private company
BMI Imaging Clinic Limited, an English and Welsh private company
BMI Southend Private Hospital Limited, an English and Welsh private company
BMI Syon Clinic Limited, an English and Welsh private company
Bridgeway Health Solutions of Arizona, Inc., an Arizona corporation
Bridgeway Health Solutions, LLC, a Delaware LLC
Buckeye Community Health Plan, Inc, an Ohio corporation
Buckeye Health Plan Community Solutions, Inc., an Ohio corporation
California Health and Wellness Plan, a California corporation
Cantina Laredo Clayton, LP, a Delaware limited partnership
Care 1st Health Plan Administrative Services, Inc., an Arizona corporation
Care 1st Health Plan of Arizona, Inc., an Arizona corporation
Carolina Complete Health Holding Company Partnership, a Delaware partnership
Carolina Complete Health, Inc., a North Carolina corporation
CCTX Holdings, LLC, a Texas LLC
CEF Holding Company Limited, a limited liability Malta company
Celtic Group, Inc, a Delaware corporation
Celtic Insurance Company, an Illinois corporation
CeltiCare Health Plan Holdings LLC, a Delaware LLC
CeltiCare Health Plan of Massachusetts, Inc., a Massachusetts corporation
Cenpatico Behavioral Health, LLC, a California LLC
Centene Center I, LLC, a Delaware LLC
Centene Center II, LLC, a Delaware LLC

Centene Center LLC, a Delaware LLC
Centene Company of Texas, LP, a Texas limited partnership
Centene Europe Finance Company Limited, a limited liability Malta company
Centene Health Plan Holdings, Inc., a Delaware corporation
Centene Institute for Advanced Health Education, LLC, a Delaware LLC
Centene International Financing Company Limited, a limited liability Malta company
Centene International Ventures, LLC, a Delaware LLC
Centene Management Company LLC, a Wisconsin LLC
Centene Pharmacy Services, Inc., a Delaware corporation
Centene Venture Company Alabama Health Plan, Inc., an Alabama corporation
Centene Venture Company Florida, Inc., a Florida corporation
Centene Venture Company Illinois, Inc., an Illinois corporation
Centene Venture Company Indiana, Inc., an Indiana corporation
Centene Venture Company Kansas, Inc., a Kansas corporation
Centene Venture Company Michigan, Inc., a Michigan corporation
Centene Venture Company Tennessee, Inc., a Tennessee corporation
Centene Venture Insurance Company Texas, Inc., a Texas corporation
Centurion Detention Health Services, LLC, a Delaware LLC
Centurion LLC, a Delaware LLC
Centurion of Delaware, LLC, a Delaware LLC
Centurion of Florida, LLC, a Florida LLC
Centurion of Idaho, LLC, an Idaho LLC
Centurion of Indiana, LLC, an Indiana LLC
Centurion of Kansas, LLC, a Kansas LLC
Centurion of Minnesota, LLC, a Minnesota LLC
Centurion of Missouri, LLC, a Missouri LLC
Centurion of New Hampshire, LLC, a Delaware LLC
Centurion of Pennsylvania, LLC, a Pennsylvania LLC
Centurion of Tennessee, LLC, a Tennessee LLC
Centurion of West Virginia, LLC, a West Virginia LLC
Centurion of Wyoming, LLC, a Wyoming LLC
CHG Management Services Limited, an English and Welsh private company
Circle Birmingham Limited, an English and Welsh private company
Circle Clinical Services Limited, an English and Welsh private company
Circle Decontamination Limited, an English and Welsh private company
Circle Harmony Health Limited, an English and Welsh private company
Circle Harmony Health Limited, a Hong Kong private company
Circle Health 1 Limited, an English and Welsh private company
Circle Health 2 Limited, an English and Welsh private company
Circle Health 3 Limited, an English and Welsh private company
Circle Health 4 Limited, an English and Welsh private company
Circle Health Group Limited, an English and Welsh private company
Circle Health Holdings Limited, an English and Welsh private company
Circle Health MyWay Limited, an English and Welsh private company
Circle Holdings Limited, a Jersey private company
Circle Hospital (Reading) Limited, an English and Welsh private company
Circle International PLC, an English and Welsh PLC
Circle Nottingham Limited, an English and Welsh private company
Circle Rehabilitation Services, an English and Welsh private company

CMC Real Estate Company, LLC, a Delaware LLC
Cobalt Therapeutics, LLC, a Delaware LLC
Collaborative Choice Healthcare Accountable Care, LLC, a Delaware LLC
Collaborative Choice Healthcare, LLC, a Delaware LLC
Collaborative Health Systems IPA, LLC, a Florida LLC
Collaborative Health Systems, LLC, a New York LLC
Collaborative Health Systems of Maryland, LLC, a Maryland LLC
Collaborative Health Systems of New Mexico, LLC, a New Mexico LLC
Collaborative Health Systems of Virginia, LLC, a Virginia LLC
Community Medical Holdings Corp, a Delaware corporation
Comprehensive Health Management, LLC, a Florida LLC
Continiuum Behavioral Care, LLC, a Rhode Island LLC
Coordinated Care Corporation, an Indiana corporation
Coordinated Care of Washington, Inc, a Washington corporation
Delaware First Health Complete, Inc., a Delaware corporation
Delaware First Health, Inc., a Delaware corporation
District Community Care Inc., a Washington D.C. corporation
Envolve Benefits Options, Inc., a Delaware corporation
Envolve Dental, Inc., a Delaware corporation
Envolve Dental IPA of New York, Inc., a New York corporation
Envolve Dental of Florida, Inc., a Florida corporation
Envolve Dental of Texas, Inc., a Texas corporation
Envolve Holdings, LLC, a Delaware LLC
Envolve, Inc., a Delaware corporation
Envolve Optical, Inc. a Delaware corporation
Envolve PeopleCare, Inc., a Delaware corporation
Envolve Pharmacy IPA, LLC, a New York LLC
Envolve Total Vision, Inc., a Delaware corporation
Envolve Vision Benefits, Inc., a Delaware corporation
Envolve Vision, Inc., a Delaware corporation
Envolve Vision IPA of New York, Inc., a New York corporation
Envolve Vision of Florida, Inc., a Florida corporation
Envolve Vision of Texas, Inc., a Texas corporation
Essential Care Partners, LLC, a Texas LLC
Forensic Health Services, LLC, a Delaware LLC
Foundation Care, LLC, a Missouri LLC
General Healthcare Group Limited, an English and Welsh private company
General Healthcare Holdings 2 Limited, an English and Welsh private company
General Healthcare Holdings 3 Limited, an English and Welsh private company
Generale de Sante International Limited, an English and Welsh private company
GHG (DB) Pension Trustees, an English and Welsh private company
GHG Healthcare Holdings Limited, an English and Welsh private company
GHG Intermediate Holdings Limited, an English and Welsh private company
GHG Leasing Limited, an English and Welsh private company
GHG Mount Alvernia Hospital Limited, an English and Welsh private company
Golden Triangle Physician Alliance, a Texas not-for-profit corporation
Granite State Health Plan, Inc, a New Hampshire corporation
Hallmark Life Insurance Co, an Arizona corporation
Harmony Health Management, Inc., a New Jersey corporation

Harmony Health Plan, Inc., an Illinois corporation
Harmony Health Systems Inc., a New Jersey corporation
Health Care Enterprises, LLC, a Delaware LLC
Health Net Access, Inc., an Arizona corporation
Health Net Community Solutions, Inc., a California corporation
Health Net Community Solutions of Arizona, Inc., an Arizona corporation
Health Net Federal Services, LLC, a Delaware LLC
Health Net Health Plan of Oregon, Inc., an Oregon corporation
Health Net Life Insurance Company, a California corporation
Health Net Life Reinsurance Company, a Cayman Islands corporation
Health Net, LLC, a Delaware LLC
Health Net of Arizona, Inc., an Arizona corporation
Health Net of California, Inc., a California corporation
Health Plan Real Estate Holdings, Inc., a Missouri corporation
HealthPeaksMD, LLC, a Delaware LLC
HealthSmart Benefit Solutions, Inc., an Illinois corporation
HealthSmart Benefits Management, LLC, a Texas LLC
HealthSmart Care Management Solutions, LP, a Texas partnership
HealthSmart Information Systems, Inc., a Texas corporation
HealthSmart Preferred Care II, LP, a Texas partnership
HealthSmart Preferred Network II, Inc, a Delaware corporation
HealthSmart Primary Care Clinics, LP, a Texas partnership
HealthSmart Rx Solutions, Inc., an Ohio corporation
Healthy Louisiana Holdings LLC, a Delaware LLC
Healthy Missouri Holdings, Inc, a Missouri corporation
Healthy Washington Holdings, Inc, a Delaware corporation
Heritage Health Systems, Inc., a Texas corporation
Heritage Health Systems of Texas, Inc., a Texas corporation
Heritage Physician Networks, a Texas not-for-profit corporation
HHS Texas Management, Inc., a Texas corporation
HHS Texas Management, LP, a Texas limited partnership
HLM Strategic Investment Fund, L.P., a Delaware limited partnership
Home State Health Plan, Inc, a Missouri corporation
HomeScripts.com, LLC, a Michigan LLC
Human Affairs International of California, a California corporation
Illinois Health Practice Alliance, LLC, a Delaware corporation
Integrated Mental Health Services, a Texas corporation
Interpreta Holdings, Inc., a Delaware corporation
Interpreta, Inc., a Delaware corporation
Iowa Total Care, Inc, an Iowa corporation
Justin M. Bayless and Associates, LLC, an Arizona LLC
LifeShare Management Group, LLC, a New Hampshire LLC
Louisiana Healthcare Connections, Inc, a Louisiana corporation
Magellan Behavioral Care of Iowa, Inc., an Iowa corporation
Magellan Behavioral Health of Florida, Inc., a Florida corporation
Magellan Behavioral Health of New Jersey, LLC, a New Jersey LLC
Magellan Behavioral Health of Pennsylvania, Inc., a Pennsylvania corporation
Magellan Behavioral Health Systems, LLC, a Utah LLC
Magellan Behavioral of Michigan, Inc., a Michigan corporation

Magellan Capital, LLC, a Nevada LLC
Magellan Complete Care of Louisiana, Inc., a Louisiana corporation
Magellan Complete Care of Pennsylvania, Inc., a Pennsylvania corporation
Magellan Financial Capital, LLC, a Delaware LLC
Magellan Health QI0, LLC, a Nebraska LLC
Magellan Health Services of Arizona, Inc., an Arizona corporation
Magellan Health Services of California, Inc. - Employer Services, a California corporation
Magellan Health Services of New Mexico, Inc., a New Mexico corporation
Magellan Health, Inc, a Delaware corporation
Magellan Healthcare Provider Group, Inc., a Maryland corporation
Magellan Healthcare, Inc., a Delaware corporation
Magellan HRSC, Inc., an Ohio corporation
Magellan Life Insurance Company, a Delaware corporation
Magellan of Idaho, LLC, an Idaho LLC
Magellan of Maryland, LLC, a Maryland LLC
Magellan of Ohio, Inc., an Ohio corporation
Magellan Pharmacy Services, Inc., a Delaware corporation
Magellan Providers of Texas, Inc., a Texas corporation
Magnolia Health Plan, Inc, a Mississippi corporation
Magnolia Joint Venture Holding Company, Inc., a Delaware corporation
Managed Health Network, a California corporation
Managed Health Network, LLC, a Delaware LLC
Managed Health Services Insurance Corporation, a Wisconsin corporation
Maryland Collaborative Care Transformation Organization, Inc., a Delaware corporation
Mauli Ola Health and Wellness, Inc., a Hawaii corporation
MBC of North Carolina, LLC, a North Carolina LLC
Meriden Hospital Advanced Imaging Centre Ltd., an English and Welsh private company
Meridian Health Plan of Illinois, Inc., an Illinois corporation
Meridian Health Plan of Michigan, Inc., a Michigan corporation
Meridian Management Company, LLC (a/k/a Meridian Administration Company, LLC), a Michigan LLC
Meridian Network Services, LLC, a Michigan LLC
MeridianRx IPA, LLC, a New York LLC
MeridianRx, LLC, a Michigan LLC
MeridianRx of Indiana, LLC, a Michigan LLC
Merit Behavioral Care Corporation, a Delaware corporation
MH Services International Holdings (UK) Limited, an English and Welsh private company
MHM Correctional Services, LLC, a Delaware LLC
MHM Health Professionals, LLC, a Delaware LLC
MHM Services, Inc., a Delaware corporation
MHM Services of California, LLC, a California LLC
MHM Solutions, LLC, a Delaware LLC
MHN Government Services LLC, a Delaware LLC
MHN Services, LLC, a California LLC
MHS Consulting, International, Inc, a Delaware corporation
MHS Travel & Charter, Inc, a Wisconsin corporation
Michael B. Bayless and Associates, LLC, an Arizona LLC
Mid-Atlantic Collaborative Care, LLC, a Maryland LLC
Mount Alvernia PET CT Limited, an English and Welsh private company
National Imaging Associates, Inc., a Delaware corporation

Nations Healthcare Limited, an English and Welsh private company
Nebraska Total Care, Inc., a Nebraska corporation
Network Providers, LLC, a Delaware LLC
New York Quality Healthcare Corporation, a New York corporation
Next Door Neighbors, Inc., a Delaware corporation
Next Door Neighbors, LLC., a Delaware LLC
NIA IPA of New York, Inc., a New York corporation
North West Cancer Clinic Limited, an English and Welsh private company
Novasys Health, Inc, a Delaware corporation
Ohana Health Plan, Inc., a Hawaii corporation
Oklahoma Complete Health Holding Company, LLC, a Delaware LLC
Oklahoma Complete Health Inc., an Oklahoma corporation
One Care by Care 1st Health Plans of Arizona, Inc., an Arizona corporation
Operose Health (Group) Limited, an English and Welsh private company
Operose Health (Group) UK Limited, an English and Welsh private company
Operose Health Limited, an English and Welsh private company
P.P.C., Inc., a Missouri corporation
Parker LP, LLC, a Nevada LLC
Peach State Health Plan, Inc, a Georgia corporation
Penn Marketing America, LLC, a Delaware LLC
Pennsylvania Health and Wellness, Inc., a Pennsylvania corporation
PPC Group, Inc., a Delaware corporation
Premier Marketing Group, LLC, a Delaware LLC
Primary Care Partners Limited, an English and Welsh private company
QCA Healthplan, Inc., an Arkansas corporation
Qualchoice Life and Health Insurance Company, an Arkansas company
Quincy Coverage Corporation, a New York corporation
Rhythm Health Tennessee, Inc., a Tennessee corporation
RI Health & Wellness, Inc., a Rhode Island corporation
Runnymeade SPV Limited, an English and Welsh private company
Rural Community Health Services Accountable Care, LLC, a Delaware LLC
Rural Community HealthServices, LLC, a Delaware LLC
Salus Administrative Services, Inc., a New York corporation
Salus IPA, LLC, a New York LLC
SelectCare of Texas, Inc., a Texas corporation
Shanghai Circle Harmony Hospital Management, a Chinese private company
SilverSummit Healthplan, Inc., a Nevada corporation
Skylight & Collaborative Health Systems Joint Venture IPA, LLC, a Florida LLC
Skylight Joint Venture, LLC, a Florida LLC
Social Health Bridge Trust, a Delaware trust
Social Health Bridge, LLC, a Delaware LLC
Specialty Therapeutic Care Holdings, LLC, a Delaware LLC
Specialty Therapeutic Care, GP, LLC, a Texas LLC
Specialty Therapeutic Care, LP, a Texas limited partnership
State of Franklin Collaborative Care, LLC, a Tennessee LLC
Sunflower State Health Plan, Inc, a Kansas corporation
Sunshine Health Community Solutions, Inc., a Florida corporation
Sunshine Health Holding LLC, a Florida LLC
Sunshine State Health Plan, Inc, a Florida corporation

Superior Health Management Advisors, LLC
Superior HealthPlan, Inc, a Texas corporation
The Pavilion Clinic Ltd, an English and Welsh private company
The Practice Properties Limited, an English and Welsh private company
The WellCare Management Group, Inc., a New York corporation
Three Shires Hospital LP, an English and Welsh limited partnership
TKH Holding Ltd., an English and Welsh private company
Transplant Health Solutions IPA, Inc., a New York corporation
Trillium Community Health Plan, Inc., an Oregon corporation
U.S. IPA Providers, Inc., a New York corporation
UAM Agent Services Corp., an Iowa corporation
Universal American Corp., a Delaware corporation
Universal American Financial Services, Inc., a Delaware corporation
Universal American Holdings, LLC, a Delaware LLC
WCG Health Management, Inc., a Delaware corporation
WellCare Health Insurance Company of America, an Arkansas corporation
WellCare Health Insurance Company of Kentucky, Inc., a Kentucky corporation
WellCare Health Insurance Company of Louisiana, Inc., a Louisiana corporation
WellCare Health Insurance Company of Nevada, Inc., a Nevada corporation
WellCare Health Insurance Company of New Hampshire, Inc., a New Hampshire corporation
WellCare Health Insurance Company of New Jersey, Inc., a New Jersey corporation
WellCare Health Insurance Company of Oklahoma, Inc., an Oklahoma corporation
WellCare Health Insurance Company of Washington, Inc., a Washington corporation
WellCare Health Insurance of Arizona, Inc., an Arizona corporation
WellCare Health Insurance of Connecticut, Inc., a Connecticut corporation
WellCare Health Insurance of Hawaii, Inc., a Hawaii corporation
WellCare Health Insurance of New York, Inc., a New York corporation
WellCare Health Insurance of North Carolina, Inc., a North Carolina corporation
WellCare Health Insurance of Southwest, Inc., an Arizona corporation
WellCare Health Insurance of Tennessee, Inc., a Tennessee corporation
WellCare Health Plans, Inc., a Delaware corporation
WellCare Health Plans of Kentucky, Inc., a Kentucky corporation
WellCare Health Plans of Massachusetts, Inc, a Massachusetts corporation
WellCare Health Plans of Missouri, Inc., a Missouri corporation
WellCare Health Plans of New Jersey, Inc., a New Jersey corporation
WellCare Health Plans of Rhode Island, Inc., a Rhode Island corporation
WellCare Health Plans of Vermont, Inc., a Vermont corporation
WellCare National Health Insurance Company, a Texas corporation
WellCare of Alabama, Inc., an Alabama corporation
WellCare of California, Inc., a California corporation
WellCare of Connecticut, Inc., a Connecticut corporation
WellCare of Georgia, Inc., a Georgia corporation
WellCare of Illinois, Inc., an Illinois corporation
WellCare of Indiana, Inc., an Indiana corporation
WellCare of Maine, Inc., a Maine corporation
WellCare of Michigan Holding Company, a Michigan corporation
WellCare of Mississippi, Inc., a Mississippi corporation
WellCare of Missouri Health Insurance Company, Inc., a Missouri corporation
WellCare of New Hampshire, Inc., a New Hampshire corporation

WellCare of North Carolina, Inc., a North Carolina corporation
WellCare of Oklahoma, Inc., an Oklahoma corporation
WellCare of Pennsylvania, Inc., a Pennsylvania corporation
WellCare of South Carolina, Inc., a South Carolina corporation
WellCare of Texas, Inc., a Texas corporation
WellCare of Virginia, Inc., a Virginia corporation
WellCare of Washington, Inc., a Washington corporation
WellCare Prescription Insurance, Inc., an Arizona corporation
Western Sky Community Care, Inc., a New Mexico corporation
Worlco Management Services, Inc., a New York corporation